                                                                   EXHIBIT 10.37

                  AMENDMENT TO GCI HEALTH CARE CENTERS, INC.
                                FACILITY LEASES

     AMENDMENT dated as of October 31, 1997 between HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("HRP") and GCI HEALTH CARE CENTERS, INC., a Delaware
                    ---
corporation ("GCIHCC")
              ------

                             W I T N E S S E T H:

     WHEREAS, HRP, as landlord, and GCIHCC, as tenant, have entered into a Master Lease Document, General Terms and Conditions dated as of June 30, 1992, as amended (the "Master Lease"), and have also executed Facility Leases which
                 ------------
incorporate by reference the Master Lease (collectively, the "Facility Leases")
                                                              ---------------
relating to the health care facilities described on Exhibit A-2 to the Master Lease;

     WHEREAS, HRP and GCIHCC have agreed to amend the Facility Leases as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, HRP and GCIHCC agree as follows:

SECTION 1.  AMENDMENTS TO FACILITY LEASES

     1.1 Paragraphs 4 and 5 of the Facility Lease for each Leased Property is hereby amended in full to read as follows:

            4.  Fixed Term. The Fixed Term of this Lease is twenty (20) years
                ----------
     and two hundred fourteen (214) days, commencing on July 1, 1992 (the "Commencement Date"), and ending on January 31, 2013.
      -----------------

            5.  Extended Terms. Subject to the provisions of Section 2.4 of the
                --------------
     Master Lease, Tenant is hereby granted the right to renew the Lease for two
     (2) 10-year consecutive optional renewal terms for a maximum term if all such options are exercised of twenty (20) years after the expiration of the Fixed Term.

     1.2 The first sentence of Paragraph 6 of the Facility Lease for each Leased Property listed on Schedule 1 hereto is hereby amended to provide that
                          ----------
the annual amount of initial Minimum Rent and the amount of each monthly installment of initial Minimum Rent for such Leased Property are the respective amounts set forth on Schedule 1 hereto.
                     ----------

SECTION 2.  EFFECT ON FACILITY LEASES

     1.3 Except as specifically provided above, the Facility Leases shall remain in full force and effect and each is hereby ratified and confirmed.

     1.4 The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of any Facility Lease, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with Facility Leases, as amended hereby, or any of the instruments or documents referred to therein.

SECTION 3.  EFFECTIVENESS

     This Amendment shall become effective as of the date first above indicated when a counterpart to this Amendment shall have been executed by each of the parties hereto.

SECTION 4.  COSTS, EXPENSES AND TAXES

     GCIHCC agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of Sullivan & Worcester LLP, special counsel to HRP with respect thereto.

SECTION 5.  GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

SECTION 6.  NO LIABILITY OF TRUSTEES

     THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF, the parties have executed this amendment as a sealed instrument as of the date first above written.

                                        LANDLORD:

                                        HEALTH AND RETIREMENT
                                        PROPERTIES TRUST,
                                        a Maryland real estate
                                        investment trust


                                        By: /s/ David J. Hegarty
                                           -------------------------------
                                         Name:  David J. Hegarty
                                         Title: President

                                        TENANT:

                                        GCI HEALTH CARE CENTERS, INC.


                                        By: /s/ M. Henry Day, Jr.
                                            -------------------------------
                                         Name:  M. Henry Day, Jr.
                                         Title: Assistant Secretary

                            SCHEDULE 1 TO AMENDMENT
                            -----------------------

                   Schedule of Revised Minimum Rent Amounts
                   ----------------------------------------

                                                                 Amount of
                                                Aggregate         Monthly
Facility Name                 State              Yearly        Installment of
-------------                 -----
                                              Minimum Rent      Minimum Rent
                                              ------------      ------------
Village Green Nursing         Arizona        $     436,479     $ 36,373.25
Home

La Mesa Care Center           Arizona              337,939       28,161.58

SunQuest Village of           Arizona              109,063        9,088.58
Yuma

La Sallette Health and        CA                   433,884       36,157.00
Rehabilitation Center

Huron Nursing Home            SD                   418,585       34,882.08

SunQuest Village of           SD                   127,206       10,600.50
Huron

Mom & Dads Home               SD                   435,716       36,309.67
and Health Care Center

                                             $2,298,872.00     $191,572.67
                                             =============     ===========